JTC FAIR SONG CPA FIRM

CERTIFIED PUBLIC ACCOUNTANTS, PEOPLE’S REPUBLIC OF CHINA

Room 20HH08, 20/F., Eu Hua Mansion, Huangmugang, Futian, Shenzhen, China. (Postal code : 518035)

Tel: (852)2251 8831    Fax: (852) 2184 0922    E-mail: info@hkjtc.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF

NEWSGROUP INTERNATIONAL LIMITED

(INCORPORATED IN HONG KONG)

We have audited the accompanying balance sheets of Newsgroup International Limited as of March 31, 2007 and 2006 and the related statements of operations, changes in stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of March 31, 2007, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States.

/s/ JTC FAIR SONG CPA FIRM.

CERTIFIED PUBLIC ACCOUNTANTS, PRC

Hong Kong

August 2, 2007

NEWSGROUP INTERNATIONAL LIMITED

BALANCE SHEET

	March 31, 2007	March 31, 2006

ASSETS
CURRENT ASSETS
Cash and cash equivalent	$14,325	$1,764
Accounts receivable, net of allowance for doubtful accounts	16,323	-
Deposits	307	309
Due from a director	48,794	5,801
Total current assets	79,749	7,874

PROPERTY, PLANT & EQUIPMENT, NET OF ACCUMULATED DEPRECIATION	7,687	3,091

TOTAL ASSETS	$87,436	$10,965

LIABILITIES AND STOCKHOLDERS’ EQUITY

LIABILITIES
CURRENT LIABILITIES
Accrued expenses	$3,386	$2,295
Taxes payable	4,661	-
Amount due to a director	41,268	433
Total current liabilities	49,315	2,728

TOTAL LIABILITIES	49,315	2,728

STOCKHOLDERS’ EQUITY
Common stock	12,883	12,883
Retained earnings and reserves/(deficit)	25,238	(4,646)

TOTAL STOCKHOLDERS’ EQUITY	38,121	8,237

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$87,436	$10,965

See accompanying notes to the financial statements

NEWSGROUP INTERNATIONAL LIMITED

STATEMENTS OF INCOME

	For the year ended March 31,
	2007	2006

Revenue	$206,859	$51,347

Cost of goods sold	(107,806)	(9,554)

Gross profit	99,053	41,793

Expenses
General and administrative	(64,066)	(43,356)
Finance expenses	(246)	(100)

Income/(Loss) from operations	34,741	(1,663)

Other income	7	-

Income/(Loss) before taxes	34,748	(1,663)

Taxes	(4,681)	-

Net income/(loss)	30,067	(1,663)

Foreign exchange adjustment	(183)	(11)

Comprehensive income/(loss)	$29,884	$(1,674)

See accompanying notes to the financial statements

NEWSGROUP INTERNATIONAL LIMITED

STATEMENTS OF STOCKHOLDERS’ EQUITY

		Retained
	Common	Earnings/
	Stock	(Deficits)	Total

As at April 1, 2005	1,282	$(2,972)	$(1,690)

Shares issued	11,601	-	11,601

Net loss	-	(1,674)	(1,674)

As at March 31, 2006	12,883	(4,646)	8,237

Net income	-	29,884	29,884

As at March 31, 2007	12,883	$25,238	$38,121

See accompanying notes to the financial statements

NEWSGROUP INTERNATIONAL LIMITED

 STATEMENTS OF CASH FLOWS

	For the year ended March 31,
	2007	2006
Cash flows from operating activities
Net income/(loss) for the year	$29,884	$(1,674)
Adjustments to reconcile net income to net
Cash (used in) provided by operating activities:
Depreciation	2,658	1,188
Changes in operating assets and liabilities:
Accounts receivable	(16,323)	-
Due from a director and deposit	(42,991)	(5,802)
Due to a director and accrued expenses	41,927	(5,107)
Other taxes payable	4,661	-

Net cash flows from operating activities	19,816	(11,395)

Cash flows from investing activities
Purchase of fixed assets	(7,255)	-

Net cash flows used in investing activities	(7,255)	-

Cash flows from financing activities
Issue of shares	-	11,601

Net cash outflows provided by financing activities	-	11,601

Net increase in cash and cash equivalents	12,561	206

Cash and cash equivalents - beginning of year	1,764	1,558

Cash and cash equivalents - end of year	14,325	1,764

See accompanying notes to the financial statements

NEWSGROUP INTERNATIONAL LIMITED

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2007

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NOTE 1 - ORGANIZATION AND PRINCIPAL ACTIVITY

Newsgroup International Limited (formerly known as Newsgroup.com.hk Limited) is a company incorporated in Hong Kong with limited liability. The principal activity of the company is providing computer website operation services.

On July 20, 2006, the company name was changed from “Newsgroup.com.hk Limited” to “Newsgroup International Limited”.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a) Economic and Political Risk

The Company’s major operations are conducted in Hong Kong Special Administrative Region (“Hong Kong”), People’s Republic of China (“PRC”). Accordingly, the political, economic, and legal environments in the PRC, as well as the general state of the PRC’s economy may influence the Company’s business, financial condition, and results of operations.

The Company’s major operations in Hong Kong are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic, and legal environment. The Company’s results may be adversely affected by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, and rates and methods of taxation, among other things.

(b)

Cash and Cash Equivalents

The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents.  The Company maintains bank accounts in Hong Kong only.

(c)

Accounts Receivable

Trade receivables are recognized and carried at the original invoice amount less allowance for any uncollectible amounts. An estimate for doubtful accounts is made when collection of the full amount is no longer probable. Bad debts are written off as incurred. The Group has recorded no allowance for doubtful accounts both at March 31, 2007 and March 31, 2006.

(d)

Plant and equipment

Plant and equipment are carried at cost less accumulated depreciation. The cost of maintenance and repairs is charged to the statement of income as incurred, whereas significant renewals and betterments are capitalized. The cost and the related accumulated depreciation of assets sold or otherwise retired are eliminated from the accounts and any gain or loss is included in the statement of income.

(e)

Depreciation and Amortization

The Company provides for depreciation of plant and equipment principally by use of the straight-line method for financial reporting purposes. Plant and equipment are depreciated over the following estimated useful lives:

Office equipment

5 years

The depreciation expense for the year ended March 31, 2007 and March 31, 2006 amounted to $2,658 and $1,188 respectively.

(f)

Accounting for the Impairment of Long-Lived Assets

The long-lived assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of assets may not be recoverable. It is reasonably possible that these assets could become impaired as a result of technology or other industry changes. Determination of recoverability of assets to be held and used is by comparing the carrying amount of an asset to future net undiscounted cash flows to be generated by the assets. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell. There were no impairments of long-lived assets for the years ended March 31, 2007 and 2006.

(g) Income Tax

The Company has adopted the provisions of statements of Financial Accounting Standards No. 109, "Accounting for Income Taxes," which incorporates the use of the asset and liability approach of accounting for income taxes. The Company allows for recognition of deferred tax benefits in future years. Under the asset and liability approach, deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before the Company is able to realize their benefits, or that future realization is uncertain.

In accordance with the relevant tax laws and regulations of Hong Kong, the corporation income tax rate applicable is 17.5%.  At times generally accepted accounting principles requires the Company to recognize certain income and expenses that do not conform to the timing and conditions allowed by the PRC. The Company's income tax expense for year ended March 31, 2007 is $4,668 and zero for the year ended March 31, 2006.

(h) Fair Value of Financial Instruments

The carrying amounts of the Company's cash, accounts receivable, accounts payable and accrued expenses approximate fair value because of the short maturity of these items.

(i)

Revenue Recognition

Revenue represents the invoiced value of service rendered recognized upon the rendering of services to customers. Revenue is recognized when all of the following criteria are met:

a)

Persuasive evidence of an arrangement exists,

b)

Services have been rendered,

c)

The seller's price to the buyer is fixed or determinable, and

d)

Collectibility is reasonably assured.

(j)

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

(k)

Comprehensive Income

Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, all items that are required to be recognized under current accounting standards as components of comprehensive income are required to be reported in a financial statement that is presented with the same prominence as other financial statements.  Comprehensive income includes net income and the foreign currency translation gain, net of tax.

(o) Foreign Currency Translation

The accompanying consolidated financial statements are presented in United States dollars. The functional currencies of the Company are Hong Kong Dollar (HK$). Capital accounts of the financial statements are translated into United States dollars from HK$ at their historical exchange rates when the capital transactions occurred. Assets and liabilities are translated at the exchange rates as of balance sheet date. Income and expenditures are translated at the average exchange rate of the year.  The translation rates are as follows:

	2007	2006

Year end HK$: US$ exchange rate	7.81	7.76
Average yearly HK$: US$ exchange rate	7.78	7.77

(q) Recent Accounting Pronouncements

Below is a listing of the most recent accounting standards SFAS 150-154 and their effect on the Company.

Statement No. 150

Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity (Issued 5/03)

This Statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity.

Statement No. 151

Inventory Costs-an amendment of ARB No. 43, Chapter 4 (Issued 11/04)

This statement amends the guidance in ARB No. 43, Chapter 4, Inventory Pricing, to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage).  Paragraph 5 of ARB 43, Chapter 4, previously stated that “…under some circumstances, items such as idle facility expense, excessive spoilage, double freight and re-handling costs may be so abnormal ass to require treatment as current period charges….” This Statement requires that those items be recognized as current-period charges regardless of whether they meet the criterion of “so abnormal.”  In addition, this Statement requires that allocation of fixed production overheads to the costs of conversion be based on the normal capacity of the production facilities.

Statement No. 152

Accounting for Real Estate Time-Sharing Transactions (an amendment of FASB Statements No. 66 and 67)

This Statement amends FASB Statement No. 66, Accounting for Sales of Real Estate, to reference the financial accounting and reporting guidance for real estate time-sharing transactions that is provided in AICPA Statement of Position (SOP) 04-2, Accounting for Real Estate Time-Sharing Transactions.

This Statement also amends FASB Statement No. 67, Accounting for Costs and Initial Rental Operations of Real Estate Projects, states that the guidance for (a) incidental operations and (b) costs incurred to sell real estate projects does not apply to real estate time-sharing transactions.  The accounting for those operations and costs is subject to the guidance in SOP 04-2.

Statement No. 153

Exchanges of Non-monetary Assets (an amendment of APB Opinion No. 29)

The guidance in APB Opinion No. 29, Accounting for Non-monetary Transactions, is based on the principle that exchanges of non-monetary assets should be measured based on the fair value of the assets exchanged.  The guidance in that Opinion, however, includes certain exceptions to the principle.  This Statement amends Opinion 29 to eliminate the exception for non-monetary exchanges of similar productive assts and replaces it with a general exception for exchanges of non-monetary assets that do not have commercial substance.  A non-monetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange.

Statement No. 154

Accounting Changes and Error Corrections (a replacement of APB Opinion No. 20 and FASB Statement No. 3)

This Statement replaces APB Opinion No. 20, Accounting Changes, and FASB Statement No. 3, Reporting Accounting Changes in Interim Financial Statements, and changes the requirements for the accounting for and reporting of a change in accounting principle. This Statement applies to all voluntary changes in accounting principle. It also applies to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions. When a pronouncement includes specific transition provisions, those provisions should be followed.

The Company does not expect that the adoption of other recent accounting pronouncements to have any material impact on its financial statements.

NOTE 3 – ACCOUNTS RECEIVABLE, NET

	As of March 31,
	2007	2006

Accounts receivable	$16,323	$-
Less: Allowance for doubtful accounts	-	-

Accounts receivable, net	$16,323	$-

NOTE 4 – PLANT AND EQUIPMENT

Plant and equipment of the Company consist primarily of office equipment owned and operated by the Company. Plant and equipment as of March 31, 2007 and March 31, 2006 are summarized as follows:

	As of March 31,
	2007	2006

At cost:
Office equipment	$13,296	$6,025

Less: Accumulated depreciation	(5,609)	(2,934)

Plant and equipment, net	$7,687	3,091

The depreciation expense for the year ended March 31, 2007 and March 31, 2006 amounted to $2,658 and $1,188 respectively.

NOTE 5 – INCOME TAX AND DEFERRED TAX LIABILITIES

(a)  Corporation Income Tax ("CIT")

In accordance with the relevant tax laws and regulations of Hong Kong, the statutory corporate income tax rates are 17.5% for Hong Kong.

There are no other timing differences between reported book or financial income and income computed for income tax purposes. Therefore, the Company has made no adjustment for deferred tax assets or liabilities.

(b)  Value Added Tax ("VAT")

There is no VAT under current tax laws in Hong Kong.

NOTE 6 – RELATED PARTY TRANSACTIONS

Due to a director consists of advances from the director and payments on behalf of the Company by the director.  Due to a director are unsecured and interest free with no fixed payment terms.

Due from a director consists of advances to the director and payments on behalf of the director.  Due from a director is unsecured and interest free with no fixed payment terms.

NOTE 7 – COMMON STOCK

The Company has authorized share capital of 100,000 shares $0.128 par value of common stock.  The Company has a total of 100,000 shares of common stock issued.